Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23AG

FORTY-FIRST AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-FIRST AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	CSG and Customer agree that the parties have not entered into any amendment to the Agreement entitled “Thirty-eighth Amendment.”
2.

Customer desires and CSG agrees to provide Customer with a financial snapshot report and eight associated tables in CSG Vantage® (the “Financial Forecaster Light in CSG Vantage®”).  Therefore, Schedule A, "Services," is hereby amended by adding "Financial Forecaster Light in CSG Vantage®" to the list of Additional Services and by adding the following description to EXHIBIT A-5, to the section titled "Additional Services" as follows:

Financial Forecaster Light in CSG Vantage®.  Financial Forecaster Light in CSG Vantage is a service that offers a flexible distribution of “Financial Snapshot” production reports and files that can be delivered in accordance with Customer’s chosen schedule (daily, weekly, custom e.g. 3 days a month) or On Demand.

3.	Schedule F, “FEES,” CSG SERVICES, is hereby amended to add a new Section XIII. entitled “Financial Forecaster in CSG Vantage®,” as follows:

CSG SERVICES

XIII.  Financial Forecaster in CSG Vantage®

Description of Item/Unit of Measure	Frequency	Fee
A. Financial Forecaster Light in CSG Vantage ®
1. Financial Forecaster Light (Note 1) (Note 3)	*******	$********
2. ******** implementation fee for ******** ***** snapshot report into DSH schema (Note 2)	********	$*********

Note 1: Includes only the delivery of the ******** ***** snapshot report in Vantage Plus and ***** associated tables in CSG Vantage®.

Note 2: CSG and Customer shall enter into a mutually agreeable Statement of Work covering the implementation of the Services.

Note 3:  CSG and Customer agree that the Financial Forecaster in CSG Vantage is ****** from the Vantage *********** ********* *** ******** as set forth in Schedule G of the Agreement as these tables are populated from an *** ** *** production report-like process.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.		CSG SYSTEMS, INC.
By:	/s/ John W Swieringa	By:	/s/ Joseph T Ruble
Name:	John W. Swieringa	Name:	Joseph T. Ruble
Title:	Senior Vice President and Chief Information Officer	Title:	EVP, CAO & General Counsel
Date:	March 3, 2014	Date:	4 March 2014